UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2003
(Date of earliest event reported)

Business Objects S.A.

(Exact name of Registrant as specified in its charter)

Republic of France (State of incorporation or organization)	0-24720 (Commission File No.)	98-0355777 (IRS Employer Identification No.)

157-159 Rue Anatole France, 92300 Levallois-Perret, France
(Address of principal executive offices)

(408) 953-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.     Other Events.

     On December 9, 2003, the board of directors of Business Objects S.A. approved the text of its supplemental report to be presented at the Business Objects’ shareholders’ meeting to be held on December 11, 2003. A copy of the supplemental board report is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Exhibits.

99.1	Supplemental Report Of The Board Of Directors Of Business Objects Presented To The Ordinary And Extraordinary General Shareholders’ Meeting To Be Held On December 11, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Business Objects has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS OBJECTS S.A.

	By:	/s/ JAMES R. TOLONEN

	Name:	James R. Tolonen
	Title:	Chief Financial Officer and Senior Group Vice President

Date: December 10, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental Report Of The Board Of Directors Of Business Objects Presented To The Ordinary And Extraordinary General Shareholders’ Meeting To Be Held On December 11, 2003.